UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 3, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 2, 2010, KeyOn Communications Holdings, Inc. (“KeyOn” or the “Company”) was notified by the Rural Utilities Service that its applications under the Broadband Initiatives Program (“BIP”) of the American Recovery and Reinvestment Act of 2009 did not advance to an award. The Company will host a conference call on March 8, 2010 at 4:15pm EST during which KeyOn’s CEO, Jonathan Snyder, will provide an update on the Round One process and announce its intentions for Round Two of the BIP.

The press release dated March 3, 2010 is attached as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: March 3, 2010	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Officer